Exhibit 99.4

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Bay Bancorp, Inc. as successor to Hopkins Bancorp, Inc. and Subsidiaries

We consent to the inclusion of our report dated March 31, 2017 on the consolidated financial statements of Hopkins Bancorp, Inc. and Subsidiaries as of and for the year ended December 31, 2015, which appears in Form 8K/A of Bay Bancorp, Inc. and Subsidiaries.

/s/ Dixon Hughes Goodman LLP

Gaithersburg, Maryland

March 31, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Bay Bancorp, Inc. as successor to Hopkins Bancorp, Inc. and Subsidiaries

We consent to the inclusion of our report dated April 14, 2015 on the consolidated financial statements of Hopkins Bancorp, Inc. and Subsidiaries as of and for the year ended December 31, 2014, which appears in Form 8K/A of Bay Bancorp, Inc. and Subsidiaries.

/s/ Stegman & Company

Baltimore, Maryland

March 31, 2017